UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 23, 2019

GS Mortgage Securities Trust 2019-GC39

(Central Index Key Number 0001771501)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-02	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01.	Other Events.

On May 23, 2019 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of GS Mortgage Securities Trust 2019-GC39, Commercial Mortgage Pass-Through Certificates, Series 2019-GC39 (the “Certificates”) and the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of May 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated May 10, 2019 and filed with the Securities and Exchange Commission on May 23, 2019 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
101 California Street	4.5	4.2
59 Maiden Lane	4.6	NAP
Moffett Towers II Building V	4.7	NAP
Albertsons Industrial - PA	4.8	NAP
Waterford Lakes Town Center	4.9	NAP
Arbor Hotel Portfolio	4.10	NAP
365 Bond	4.11	4.3
Lakeside Apartments	4.12	NAP
Tulsa Office Portfolio	4.13	4.4
Soho Beach House	4.14	4.4
57 East 11th Street	4.15	(1)

(1) The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D, Class X-D, Class E, Class F, Class
G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class RR and Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $692,012,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), AmeriVet Securities, Inc. (“AmeriVet”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI and Amerivet, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of May 9, 2019 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co. and CGMI are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $81,186,711, were sold to GS&Co., CGMI, AmeriVet and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of May 9, 2019, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2019-GC39 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 36 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 64 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of May 1, 2019 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC and (ii) Citi Real Estate Funding Inc. (“CREFI” and, together with GSMC, the “Sponsors”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of May 1, 2019 the “CREFI Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,140,736, were approximately $816,605,337. Of the expenses paid by the Depositor, approximately $535,157 were paid directly to affiliates of the Depositor, approximately $585,157 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $150,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,405,579 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated May 10, 2019. The related registration statement (file no. 333-226082) was originally declared effective on December 21, 2018. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of May 10, 2019.

Goldman Sachs Mortgage Company, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by LD II Holdco VII, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class G-RR and Class H-RR Certificates (the “HRR Certificates”), (ii) the deemed purchase by the Retaining Sponsor of the Class RR Certificates and the deemed sale of the Class RR Certificates to CREFI, (iii) the purchase of the Class RR Certificates by CREFI from the Depositor, and (iv) the purchase of the RR Interest by the Retaining Sponsor from the Depositor.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive at least 3.65626% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $11,532,662 (excluding accrued interest), representing approximately 1.35585% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class RR and Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.  The fair value of the VRR Interest was determined by multiplying (i) the weighted average of the actual sales prices of the Certificates (other than the Class RR and Class R Certificates), by (ii) $29,343,000, which is the initial balance of the VRR Interest.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $11,429,680, representing 1.34% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated May 3, 2019, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of May 9, 2019, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	101 California Street Trust and Servicing Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.3	GSMS 2019-GC38 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	Benchmark 2019-B10 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	101 California Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	59 Maiden Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	Moffett Towers II Building V Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	Albertsons Industrial - PA Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	Waterford Lakes Town Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	Arbor Hotel Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	365 Bond Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	Lakeside Apartments Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	Tulsa Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	Soho Beach House Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	57 East 11th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2019.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2019 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2019 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated May 10, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of May 1, 2019, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of May 1, 2019, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2019	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison Name: Leah Nivison Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of May 9, 2019, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	101 California Street Trust and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.3	GSMS 2019-GC38 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.4	Benchmark 2019-B10 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.5	101 California Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	59 Maiden Lane Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Moffett Towers II Building V Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	Albertsons Industrial - PA Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	Waterford Lakes Town Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Arbor Hotel Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	365 Bond Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.12	Lakeside Apartments Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Tulsa Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	Soho Beach House Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	57 East 11th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2019.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2019 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2019 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated May 10, 2019.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of May 1, 2019, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
99.2	Mortgage Loan Purchase Agreement, dated as of May 1, 2019, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.